             As filed with the Securities and Exchange Commission
                                on June 6, 1997

                                         Registration No. 333-_____
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM S-8

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                          BANYAN SYSTEMS INCORPORATED
            (Exact name of registrant as specified in its charter)


         MASSACHUSETTS                                04-2798394
(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                  Identification Number)

120 FLANDERS ROAD, WESTBORO, MASSACHUSETTS                     01581
 (Address of Principal Executive Offices)                   (Zip Code)


                       1995 EMPLOYEE STOCK PURCHASE PLAN
                           (Full title of the plan)

                             MARK G. BORDEN, ESQ.
                               HALE AND DORR LLP
                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109
                    (Name and address of agent for service)
                                (617) 526-6000
         (Telephone number, including area code, of agent for service)


=====================================================================================================
                        CALCULATION OF REGISTRATION FEE

                                             Proposed             Proposed
                                             maximum              maximum
Title of securities     Amount to be         offering price per   aggregate         Amount of
to be registered        registered share     share                offering price    registration fee
----------------        ----------------     -----                --------------    ----------------
Common Stock           300,000 shares        $1.78125(1)            $534,375(1)        $162
 $.01 par value
-----------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low prices of the Common Stock on the Nasdaq National Market on June 4, 1997 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933.

                    Statement of Incorporation by Reference
                    ---------------------------------------

     This Registration Statement on Form S-8 incorporates by reference the contents of (i) PART I and (ii) PART II, Items 3, 4, 6, 7, 8 and 9, of the Registration Statement on Form S-8, File No. 33-95288, filed by the Registrant on August 1, 1995 relating to the Registrant's 1995 Employee Stock Purchase Plan.


     Item 5.  Interests of Named Experts and Counsel
              --------------------------------------

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westboro, Massachusetts on the 5th day of June, 1997.


                                    BANYAN SYSTEMS INCORPORATED



                                    By:  /s/ William P. Ferry
                                       ----------------------
                                         William P. Ferry
                                         President and
                                         Chief Executive Officer



                               POWER OF ATTORNEY

     We, the undersigned officers and directors of Banyan Systems Incorporated, hereby severally constitute William P. Ferry, Richard M. Spaulding and Mark G. Borden, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Banyan Systems Incorporated to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signature                   Title                              Date
     ---------                   -----                              ----

/s/ William P. Ferry            President, Chief Executive        June 5, 1997
----------------------------    Officer and Director (Principal
William P. Ferry                Executive Officer)


/s/ Richard M. Spaulding        Vice President, Finance           June 5, 1997
----------------------------    and Treasurer (Principal
Richard M. Spaulding            Financial Officer and
                                Principal Accounting Officer)


/s/ G. Leonard Baker, Jr.       Director                          June 5, 1997
----------------------------
G. Leonard Baker, Jr.


/s/ John F. Burton              Director                          June 5, 1997
----------------------------
John F. Burton

/s/ A. Peter Hamilton           Director                          June 5, 1997
----------------------------
A. Peter Hamilton

                                Director
----------------------------
David C. Mahoney

/s/ Fontaine K. Richardson      Director                          June 5, 1997
----------------------------
Fontaine K. Richardson

/s/ David N. Strohm             Director                          June 5, 1997
----------------------------
David N. Strohm

                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number      Description
-------     -----------

  5.1      Opinion of Hale and Dorr LLP

 23.1      Consent of Hale and Dorr LLP (included in Exhibit 5.1)

 23.2      Consent of Coopers & Lybrand L.L.P.

 24.1 Power of Attorney (included on the signature page of this Registration Statement)



------------------------

(1) Incorporated herein by reference from the Registrant's Registration Statement on Form S-1 (File No. 33-49194).